Financial Instruments	12 Months Ended
Dec. 31, 2014
Financial Instruments

20    Financial instruments

A.  Fair values of financial instruments

The Company categorizes its financial assets and liabilities measured at fair value in line with the fair value hierarchy established by GAAP that prioritizes, with respect to reliability, the inputs to valuation techniques used to measure fair value. This hierarchy consists of three broad levels. Level 1 inputs consist of quoted prices (unadjusted) in active markets for identical assets and liabilities and give the highest priority to these inputs. Level 2 and 3 inputs are based on significant other observable inputs and significant unobservable inputs, respectively, and give lower priority to these inputs.

When possible, the estimated fair value is based on quoted market prices and, if not available, estimates from third party brokers. For non-exchange traded derivatives classified in Level 2, the Company uses standard valuation techniques to calculate fair value. Primary inputs to these techniques include observable market prices (interest, foreign exchange and commodity) and volatility, depending on the type of derivative and nature of the underlying risk. The Company uses inputs and data used by willing market participants when valuing derivatives and considers its own credit default swap spread as well as those of its counterparties in its determination of fair value.

The carrying values of financial instruments equal or approximate their fair values with the exception of long-term debt which has a fair value of approximately $6,939 million at December 31, 2014 (December 31, 2013 – $5,572 million) with a carrying value of $5,759 million (December 31, 2013 – $4,839 million). The estimated fair value of current and long-term borrowings has been determined based on market information where available, or by discounting future payments of interest and principal at estimated interest rates expected to be available to the Company at period end. All derivatives and long-term debt are classified as Level 2.

B.  Fair values of non-financial assets

At December 31, 2013, CP classified DM&E West as an asset held for sale carried at its estimated fair value less estimated direct selling costs (Note 3). The sale of DM&E West was completed during 2014. During 2012, CP reviewed certain properties for impairment (Note 3) and estimated the fair values of those properties. These estimated fair values were based on measurements classified as Level 3 which resulted in the recording of a total impairment charge in 2013 of $434 million and in 2012 of $265 million (Note 3). CP used third party information that was corroborated with other internal information to estimate the fair value of these properties.

C.  Financial risk management

Derivative financial instruments

Derivative financial instruments may be used to selectively reduce volatility associated with fluctuations in interest rates, foreign exchange (“FX”) rates, the price of fuel and stock-based compensation expense. Where derivatives are designated as hedging instruments, the relationship between the hedging instruments and their associated hedged items is documented, as well as the risk management objective and strategy for the use of the hedging instruments. This documentation includes linking the derivatives that are designated as fair value or cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets, commitments or forecasted transactions. At the time a derivative contract is entered into and at least quarterly thereafter, an assessment is made whether the derivative item is effective in offsetting the changes in fair value or cash flows of the hedged items. The derivative qualifies for hedge accounting treatment if it is effective in substantially mitigating the risk it was designed to address.

It is not the Company’s intent to use financial derivatives or commodity instruments for trading or speculative purposes.

Credit risk management

Credit risk refers to the possibility that a customer or counterparty will fail to fulfil its obligations under a contract and as a result create a financial loss for the Company.

The railway industry predominantly serves financially established customers and the Company has experienced limited financial losses with respect to credit risk. The credit worthiness of customers is assessed using credit scores supplied by a third party, and through direct monitoring of their financial well-being on a continual basis. The Company establishes guidelines for customer credit limits and should thresholds in these areas be reached, appropriate precautions are taken to improve collectability.

Counterparties to financial instruments expose the Company to credit losses in the event of non-performance. Counterparties for derivative and cash transactions are limited to high credit quality financial institutions, which are monitored on an on-going basis. Counterparty credit assessments are based on the financial health of the institutions and their credit ratings from external agencies. The Company does not anticipate non-performance that would materially impact the Company’s financial statements. In addition, the Company believes there are no significant concentrations of credit risk.

Foreign exchange management

The Company conducts business transactions and owns assets in both Canada and the United States. As a result the Company is exposed to fluctuations in value of financial commitments, assets, liabilities, income or cash flows due to changes in FX rates. The Company may enter into foreign exchange risk management transactions primarily to manage fluctuations in the exchange rate between Canadian and U.S. currencies. FX exposure is primarily mitigated through natural offsets created by revenues, expenditures and balance sheet positions incurred in the same currency. Where appropriate, the Company may negotiate with customers and suppliers to reduce the net exposure.

Occasionally the Company will enter into short-term FX forward contracts as part of its cash management strategy.

Net investment hedge

The FX gains and losses on long-term debt are mainly unrealized and can only be realized when U.S. dollar denominated long-term debt matures or is settled. The Company also has long-term FX exposure on its investment in U.S. affiliates. The majority of the Company’s U.S. dollar denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. This designation has the effect of mitigating volatility on net income by offsetting long-term FX gains and losses on U.S. dollar denominated long-term debt and gains and losses on its net investment. The effective portion recognized in “Other comprehensive income” in 2014 was an unrealized foreign exchange loss of $319 million (2013 – unrealized loss of $217 million; 2012 – unrealized gain of $69 million) (Note 9). The ineffectiveness during 2014 was negligible (2013 – $nil; 2012 – $nil).

Foreign exchange forward contracts

The Company may enter into FX forward contracts to lock-in the amount of Canadian dollars it has to pay on U.S. denominated debt maturities.

At December 31, 2014, the Company had no remaining FX forward contracts to fix the exchange rate on U.S. denominated debt maturities. During 2014, the Company settled the FX forward contract related to the repayment of a capital lease due in January 2014 for proceeds of $8 million. The Company also settled, prior to maturity, the FX forward contracts related to the repayment of the 6.50% Notes due in May 2018 and its 7.25% Notes due in May 2019 for proceeds of $17 million with the offset recorded as realized gains of $3 million in “Accumulated other comprehensive loss” and $14 million in “Retained earnings”. Amounts remaining in “Accumulated other comprehensive loss” are being amortized to “Other income and charges” until the underlying debts, which were hedged, are repaid.

During 2014, the combined realized and unrealized foreign exchange gains were $3 million and were recorded in “Other income and charges” (2013 – unrealized gain of $18 million; 2012 – unrealized loss of $4 million) in relation to these derivatives. Gains recorded in “Other income and charges” were largely offset by unrealized losses on the underlying debt which the derivatives were designated to hedge. Similarly, losses were largely offset by unrealized gains on the underlying debt.

At December 31, 2014, the Company expected that, during the next 12 months, a negligible amount of pre-tax gain would be reclassified to “Other income and charges”.

At December 31, 2013, the unrealized gain derived from these FX forwards was $25 million of which $6 million was included in “Other current assets” and $19 million in “Other assets” with the offset reflected as unrealized gains of $5 million in “Accumulated other comprehensive loss” and $20 million in “Retained earnings”.

Interest rate management

The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates. In order to manage funding needs or capital structure goals, the Company enters into debt or capital lease agreements that are subject to either fixed market interest rates set at the time of issue or floating rates determined by on-going market conditions. Debt subject to variable interest rates exposes the Company to variability in interest expense, while debt subject to fixed interest rates exposes the Company to variability in the fair value of debt.

To manage interest rate exposure, the Company accesses diverse sources of financing and manages borrowings in line with a targeted range of capital structure, debt ratings, liquidity needs, maturity schedule, and currency and interest rate profiles. In anticipation of future debt issuances, the Company may enter into forward rate agreements, that are designated as cash flow hedges, to substantially lock in all or a portion of the effective future interest expense. The Company may also enter into swap agreements, designated as fair value hedges, to manage the mix of fixed and floating rate debt.

Forward starting swaps

During the fourth quarter of 2014, the Company entered into forward starting floating-to-fixed interest rate swap agreements (“forward starting swaps”) totaling a notional U.S. $1.4 billion to fix the benchmark rate on cash flows associated with highly probable forecasted issuances of long-term notes. The effective portion of changes in fair value on the forward starting swaps is recorded in “Accumulated other comprehensive loss”, net of tax, as cash flow hedges until the probable forecasted notes are issued. Subsequent to the notes issuance, amounts in “Accumulated other comprehensive loss” are reclassified to “Net interest expense”. As at December 31, 2014, the unrealized loss derived from the forward starting swaps was $46 million of which $21 million was included in “Accounts payable and accrued liabilities” and $25 million in “Other long-term liabilities” with the offset reflected in “Other comprehensive (loss) income” on the Consolidated Statements of Comprehensive Income.

Interest rate swaps

During the fourth quarter of 2014, the Company entered into floating-to-fixed interest rate swap agreements totaling U.S. $600 million to hedge the variability in cash flow associated with fluctuations in interest rates on commercial paper issuances. These swaps expire in 2015 and are accounted for as a cash flow hedge. The effective portion of changes in fair value of the swaps is recorded in “Accumulated other comprehensive loss”, net of tax. Subsequent to the commercial paper issuance, the amounts recorded in “Accumulated other comprehensive loss” are reclassified to “Net interest expense”. At December 31, 2014, the unrealized gain recorded in “Other current assets” on the Consolidated Balance Sheets, was not significant. The offset was reflected in “Other comprehensive (loss) income” on the Consolidated Statements of Comprehensive Income. At December 31, 2013, the Company had no outstanding interest rate swaps, nor did it enter into or unwind any such transactions during 2013.

Treasury rate locks

At December 31, 2014, the Company had net unamortized losses related to interest rate locks, which are accounted for as cash flow hedges, settled in previous years totaling $21 million (December 31, 2013 – $22 million). This amount is composed of various unamortized gains and losses related to specific debts which are reflected in “Accumulated other comprehensive loss” and are amortized to “Net interest expense” in the period that interest on the related debt is charged. The amortization of these gains and losses resulted in a negligible increase to “Net interest expense” and “Other comprehensive income” in 2014 (2013 – negligible; 2012 – negligible). At December 31, 2014, the Company expected that, during the next 12 months, a negligible amount of loss related to these previously settled derivatives would be reclassified to “Net interest expense”.

Fuel price management

The Company is exposed to commodity risk related to purchases of diesel fuel and the potential reduction in net income due to increases in the price of diesel. Fuel expense constitutes a large portion of the Company’s operating costs and volatility in diesel fuel prices can have a significant impact on the Company’s income. Items affecting volatility in diesel prices include, but are not limited to, fluctuations in world markets for crude oil and distillate fuels, which can be affected by supply disruptions and geopolitical events.

The impact of variable fuel expense is mitigated substantially through fuel cost recovery programs which apportion incremental changes in fuel prices to shippers through price indices, tariffs, and by contract, within agreed upon guidelines. While these programs provide effective and meaningful coverage, residual exposure remains as the fuel expense risk may not be completely recovered from shippers due to timing and volatility in the market.